Summary Prospectus	October 1, 2017
AMG Managers Silvercrest Small Cap Fund
(formerly ASTON/Silvercrest Small Cap Fund)

Class N: ASCTX	Class I: ACRTX	Class Z: ACZTX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at https://www.amgfunds.com/resources/order_literature.html. You can also get this information at no cost by calling 800/835-3879 or by sending an e-mail request to shareholderservices@amg.com. The current prospectus and statement of additional information, dated October 1, 2017, as revised or supplemented from time to time, are incorporated by reference into this summary prospectus.
Investment Objective
The Fund seeks to provide long-term capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I	Class Z1
Management Fee[2]	0.90%	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses[2]	0.30%	0.30%	0.23%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.46%	1.21%	1.14%
Fee Waiver and Expense Reimbursements[3]	(0.05)%	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[3]	1.41%	1.16%	1.09%
[1]	Because Class Z shares will have commenced operations on or following the date of this Prospectus, these amounts are based on estimates for the current fiscal year.
[2]	Expense information has been restated to reflect current fees.
[3]	AMG Funds LLC (the “Investment Manager”) has contractually agreed to waive management fees and/or reimburse ordinary operating expenses, not including interest, taxes, brokerage commissions, other investment-related costs, shareholder servicing fees, distribution and service (12b-1) fees, extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and acquired fund fees and expenses, through March 1, 2019, to the extent that operating expenses exceed 1.08% of the Fund’s average daily net assets (the “Operating Expense Limit”). Prior to March 1, 2019, the arrangement may be amended or terminated only by a vote of the Board of Trustees of AMG Funds IV. For a period of up to three years from the end of the fiscal year during which fees were waived or expenses were reimbursed (the “Recovery Period”), the Investment Manager is entitled to be reimbursed by the Fund for such fees waived and expenses reimbursed from the commencement of operations through the completion of the first three full fiscal years to the extent that the Fund’s total annual operating expenses, not including interest, taxes, brokerage commissions, other investment-related costs, shareholder servicing fees, distribution and service (12b-1) fees, extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and acquired fund fees and expenses, are at or below the Operating Expense Limit during the Recovery Period.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through March 1, 2019. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N	$144	$455	$791	$1,740
Class I	$118	$377	$658	$1,460
Class Z	$111	$355	$621	$1,380
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its assets in common stocks and other equity securities of small-cap companies. The Fund currently considers small-cap companies to be those with market capitalization at the time of acquisition within the range of capitalizations of companies in the Russell 2000® Value Index (between $117.62 million and $4.49 billion as of May 12, 2017, the date of the latest reconstitution of the Index (implemented by the Index June 23, 2017)). The subadviser invests in companies that it believes to be undervalued at the time of purchase. These companies typically possess, in the opinion of the subadviser, one or more of the following attributes:
•	Business that results in relatively consistent longer-term earnings and cash flow growth
•	Franchise/asset value that may make the company attractive to potential acquirers
•	Cyclically depressed earnings and/or cash flow that has potential for improvement
•	A catalyst that will promote recognition of the company’s undervalued status
The Fund may also invest in securities of companies outside the small-cap range, preferred stock, convertible preferred stocks, convertible bonds and real estate investment trusts (“REITs”). The subadviser employs a strategy of diversification, and adheres to a structured sell discipline.

SUM091-1017

AMG Managers Silvercrest Small Cap Fund SUMMARY PROSPECTUS

Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund. The risks are described in alphabetical order and not in the order of importance or potential exposure.
Convertible Securities Risk— convertible preferred stocks, which are convertible into shares of the issuer’s common stock and pay regular dividends, and convertible debt securities, which are convertible into shares of the issuer’s common stock and bear interest, are subject to the risks of equity securities and fixed income securities. The lower the conversion premium, the more likely the price of the convertible security will follow the price of the underlying common stock. Conversely, higher premium convertible securities are more likely to exhibit the behavior of bonds because the likelihood of conversion is lower, which may cause their prices to fall as interest rates rise. There is the risk that the issuer of convertible preferred stock will not be able to make dividend payments or that the issuer of a convertible bond will not be able to make principal and/or interest payments.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions or in response to events that affect particular industries or companies.
REIT Risk— securities of REITs may be affected by changes in the values and rental rates of their underlying properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, which may be subject to defaults by borrowers and self-liquidations. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Real estate prices and rental rates are also affected by general economic conditions. REITs are also subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).
Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Stocks in the industrials and financials sectors may comprise a significant portion of the Fund's portfolio. The industrials sector may be affected by general economic trends, including employment, economic growth and interest rates, changes in consumer confidence and spending, government regulation, commodity prices and competitive pressures.  Unique risks of the financial sector include, but are not limited to, government regulation uncertainty, yield curve fluctuation, asset flow fluctuation, and capital market fluctuations.
Small- and Mid-Capitalization Stock Risk—the stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's performance compares to that of two broad-based securities market indices. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.
Because the Fund's Class Z shares have not operated for a full calendar year, performance history for this share class is not available. Class Z shares would have similar annual returns as Class N and Class I shares because the classes are invested in the same portfolio of securities.  However, Class Z shares are subject to different expenses than Class N and Class I shares, and Class Z share performance would vary to that extent.  To obtain updated performance information please visit www.amgfunds.com or call 800.835.3879.
Calendar Year Total Returns as of 12/31/16 (Class N)
Best Quarter: 12.39% (1st Quarter 2013)
Worst Quarter: -8.26% (3rd Quarter 2015)
Average Annual Total Returns as of 12/31/16
AMG Managers Silvercrest Small Cap Fund	1 Year	5 Years	Since Inception[1]
Class N Return Before Taxes
	28.66%	14.96%	14.94%
Class N Return After Taxes on Distributions
	28.45%	14.30%	14.29%
Class N Return After Taxes on Distributions and Sale of Fund Shares
	16.40%	11.92%	11.91%
Class I Return Before Taxes
	28.96%	15.26%	15.24%
Russell 2000® Value Index (reflects no deduction for fees, expenses, or taxes)
	31.74%	15.07%	14.80%

2	AMG Funds

AMG Managers Silvercrest Small Cap Fund SUMMARY PROSPECTUS

Average Annual Total Returns as of 12/31/16 (continued)
AMG Managers Silvercrest Small Cap Fund	1 Year	5 Years	Since Inception[1]
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)
	21.31%	14.46%	14.21%
[1]	Performance shown reflects performance since the inception date of the Fund on December 27, 2011.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class N shares only, and after-tax returns for Class I shares will vary.
Portfolio Management
Investment Manager
AMG Funds LLC
Subadviser
Silvercrest Asset Management Group LLC ("Silvercrest")
Portfolio Manager
Roger W. Vogel, CFA
Managing Director of Silvercrest;
Portfolio Manager of the Fund since 12/11.
Buying and Selling Fund Shares
Initial Investment Minimum
Class N
Regular Account: $2,000
Individual Retirement Account: $1,000
Education Savings Accounts (ESAs): $1,000
Custodial Accounts for Minors (UGMA/UTMA): $1,000
Class I
Regular Account: $100,000
Individual Retirement Account: $25,000
Class Z*
Regular Account: $5,000,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Class N and Class I (all accounts): $100
Class Z (all accounts):  $5,000

*Individual retirement accounts may only invest in Class Z shares by purchasing shares directly from the Fund.
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly with the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.amgfunds.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income, qualified dividend income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

AMG Funds	3

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